UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2026

SPHERE 3D CORP.
(Exact name of registrant as specified in its charter)

Ontario	001-36532	98-1220792
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

243 Tresser Blvd, 17th Floor
 Stamford, Connecticut, United States 06901
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (647) 952 5049

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares	ANY	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Arrangement Agreement

On March 5, 2026, Sphere 3D Corp., a company existing under the laws of the Province of Ontario, Canada ("Sphere"), S3D Acquisition Corp., a company existing under the laws of the Province of British Columbia, Canada and a wholly-owned subsidiary of Sphere ("Amalco Sub"), and Cathedra Bitcoin Inc., a company existing under the laws of the Province of British Columbia, Canada ("Cathedra"), entered into an Arrangement Agreement (the "Arrangement Agreement"), pursuant to which, on the terms and subject to the conditions set forth therein, Sphere has agreed to acquire Cathedra in a stock-for-stock transaction, subject to satisfaction of certain closing conditions (the "Arrangement").  The Arrangement will be effected by way of a plan of arrangement under the Business Corporations Act (British Columbia) (the "Plan of Arrangement").

Pursuant to the Arrangement Agreement, at the effective time of the Arrangement (the "Effective Time"), Amalco Sub will acquire all of the issued and outstanding subordinate voting shares of Cathedra (the "Cathedra SV Shares") and multiple voting shares of Cathedra (the "Cathedra MV Shares" and together with the Cathedra SV Shares, the "Cathedra Shares") (other than those Cathedra Shares held by dissenting Cathedra shareholders), and each holder of Cathedra SV Shares (other than the dissenting Cathedra shareholders) will receive 0.123014 common shares of Sphere (the "Sphere Common Shares") for each Cathedra SV Share held (the "SVS Exchange Ratio") and each holder of Cathedra MV Shares will receive 12.3014 Sphere Common Shares for each Cathedra MV Share held (the "MVS Exchange Ratio", and together with the SVS Exchange Ratio, the "Exchange Ratios"), subject to adjustment in accordance with the Arrangement Agreement; provided, however, that certain Cathedra shareholders who would otherwise receive Sphere Common Shares in excess of seven (7%) percent of the then-outstanding Sphere Common Shares (on a non-diluted basis following consummation of the Arrangement as set forth in the Plan of Arrangement) (the "Ownership Cap") will instead receive, in lieu of the number of Sphere Common Shares in excess of the Ownership Cap, an equivalent number of shares of a new series of preferred stock of Sphere (to be named Series I preferred shares) to be created in connection with the Arrangement (the "Sphere Preferred Shares" and together with the Sphere Common Shares, the "Sphere Shares"). Each Cathedra MV Share is convertible into 100 Cathedra SV Shares, and, except as set forth in the articles of amendment to be filed for such Sphere Preferred Shares, each Sphere Preferred Share is convertible into one Sphere Common Share on the following schedule: (a) up to 33-1/3% of such Sphere Preferred Shares following the 12-month anniversary of the Closing (defined below); (b) up to an aggregate of 66-2/3% of such Sphere Preferred Shares following the 24-month anniversary of the Closing; and (c) up to an aggregate of 100% of such Sphere Preferred Shares following the 36-month anniversary of the Closing, in each case, excluding any additional Sphere Preferred Shares issued as dividends to the holders of Sphere Preferred Shares in accordance with the terms of the articles of amendment to be filed. Accordingly, holders of Cathedra MV Shares are receiving the economic equivalent consideration as holders of Cathedra SV Shares. Warrants, stock options and unvested restricted share units of Cathedra will be exchanged to become warrants, stock options and restricted share units (the "Replacement Equity"), respectively, of Sphere based on the SVS Exchange Ratio.

The Arrangement Agreement provides that, on the terms and subject to the conditions set forth therein and applicable rules and regulations, the board of directors of Sphere immediately following the Effective Time shall be composed of Tim Hanley, Marcus Dent, Kurt Kalbfleisch, Joel Block and Nicholas Gates, with Mr. Hanley serving as Chairman.

The closing of the Arrangement (the "Closing") is subject to certain conditions, including, among others, (i) the approval of the Arrangement by at least 66 2/3% of the votes cast by holders of Cathedra SV Shares and holders of Cathedra MV Shares, voting as a single class, present in person or by proxy at a meeting of Cathedra securityholders (the "Cathedra Meeting"), (ii) the approval of the Arrangement by at least 66 2/3% of the votes cast by holders of Cathedra SV Shares, holders of Cathedra MV Shares, holders of Cathedra stock options, holders of Cathedra warrants and holders of Cathedra restricted share units, voting as a single class, present in person or by proxy at the Meeting, (each of (i) and (ii), the "Cathedra Shareholder Approval"), (iii) the approval of the issuance of Sphere Common Shares and Sphere Preferred Shares to be issued in exchange for Cathedra Shares and vested Cathedra restricted share units pursuant to the Arrangement (the "Sphere Resolution") by a majority of Sphere shareholders present in person and by proxy at a meeting of Sphere shareholders (the "Sphere Shareholder Approval" and such meeting, the "Sphere Meeting"), (iv) the approval of the Arrangement by the Supreme Court of British Columbia on terms consistent with the Arrangement Agreement and otherwise reasonably satisfactory to Sphere and Cathedra, (v) the absence of an objection by NASDAQ for listing of the Sphere Common Shares issuable pursuant to the Arrangement Agreement and the Sphere Common Shares issuable pursuant to the Sphere Preferred Shares and the Replacement Equity, (vi) certain members of management and consultants of Cathedra entering into employment agreements with Sphere, in form and substance acceptable to Sphere and Cathedra, (vii) receipt by Sphere of voting agreements from certain Cathedra shareholders, in form and substance satisfactory to Sphere and Cathedra, acting reasonably, pursuant to which, for a period of 24 months following the Closing, such shareholders agree to vote all Sphere Common Shares held by them at any meeting of Sphere's shareholders in accordance with the recommendations of Sphere's board of directors, and (viii) the absence of any law or order prohibiting the consummation of the Arrangement.

The obligation of each party to consummate the Arrangement is also conditioned upon (i) the other party's representations and warranties being true and correct (subject to certain materiality thresholds), (ii) the other party having performed in all material respects its obligations under the Arrangement Agreement, and (iii) the absence of material adverse effect in respect of the other party.

The Arrangement Agreement contains certain termination rights for both Sphere and Cathedra, including, among others, (i) by mutual written consent of Sphere and Cathedra, (ii) by either Sphere or Cathedra if (A) the Arrangement shall not have been consummated on or prior to September 30, 2026, or (B) a final non-appealable applicable law has been effected that makes the consummation of the Arrangement illegal or otherwise prohibits or enjoins any of the parties from consummating the Arrangement, (iii) by either Sphere or Cathedra if either the Cathedra Shareholder Approval or the Sphere Shareholder Approval shall not have been obtained, (iv) by a party if the other party breaches any of its representations, warranties or covenants in the Arrangement Agreement in a manner that would cause the corresponding condition to not be satisfied, subject to certain conditions, (v) by a party if the other party materially breaches its non-solicitation covenants under the Arrangement Agreement, or (vi) by a party in order for such party to enter into a definitive agreement with respect to a superior competing business combination transaction (provided that such party has not materially breached its non-solicitation restrictions in any material respect).

If the Arrangement Agreement is terminated in certain specified circumstances, Sphere or Cathedra would be required to pay the other party a termination fee of $500,000 dollars.

Each of Sphere and Cathedra have made customary representations, warranties and covenants in the Arrangement Agreement for a transaction of this nature, in each case generally subject to customary materiality qualifiers.  Among other things, each party has agreed, subject to certain exceptions, (i) to conduct its business in the ordinary course, from the date of the Arrangement Agreement until the earlier of the Effective Time and the termination of the Arrangement Agreement, and not to take certain actions prior to the Effective Time without the prior written consent of the other party, (ii) not to solicit alternative acquisition proposals and (iii) to convene the Sphere Meeting and the Cathedra Meeting, as applicable, for the purpose of obtaining the Sphere Shareholder Approval or Cathedra Shareholder Approval, as applicable, and recommend to its shareholders to approve the Sphere Resolution or the Arrangement, as applicable.

The foregoing summary of the Arrangement Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Arrangement Agreement, which is attached hereto as Exhibit 2.1 and incorporate herein by reference.

The Arrangement Agreement and the above description of the Arrangement Agreement have been included to provide investors and security holders with information regarding the terms of the Arrangement Agreement.  They are not intended to provide any other factual information about Sphere, Cathedra or their respective subsidiaries.  The representations, warranties and covenants contained in the Arrangement Agreement were made only for purposes of the Arrangement Agreement and as of specific dates, were solely for the benefit of the parties to the Arrangement Agreement, and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors.  Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Sphere, Cathedra or any of their respective subsidiaries.  Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Arrangement Agreement, which subsequent information may or may not be fully reflected in public disclosures by Sphere and Cathedra.

Voting and Support Agreements

In connection with the Arrangement Agreement, (i) each of the directors and senior officers of Cathedra (collectively, the "Cathedra Locked-Up Shareholders") and (ii) each of the directors and senior officers of Sphere (collectively, the "Sphere Locked-Up Shareholders" and together with the Cathedra Locked-Up Shareholders, the "Locked-Up Shareholders"), entered into separate voting and support agreements with Sphere and Cathedra, as applicable, (each, a "Support Agreement") whereby, among other things, each Locked-Up Shareholder has agreed, subject to the terms and conditions of the Support Agreement, to vote or cause to be voted all Cathedra Shares or Sphere Shares, as applicable, beneficially owned by such Locked-Up Shareholder in favor of the Arrangement and against any other matter that could impede, interfere with or delay Cathedra or Sphere, as applicable, from completing the Arrangement and not to option, transfer, sell, gift, pledge, hypothecate, encumber, or otherwise dispose of any such shares until completion of the Arrangement, subject to certain customary exceptions.

The Support Agreements are subject to termination in customary circumstances, including upon the termination of the Arrangement Agreement in accordance with its terms.

The foregoing description of the Support Agreements is qualified in its entirety by reference to the provided text of the form of Support Agreement, which is filed hereto as Exhibit 10.1 and incorporated herein by reference.

Amendment to Employment Agreement

On March 5, 2026, the Company entered into an amendment (the "Amendment") to the employment agreement with Kurt Kalbfleisch dated November 11, 2025 (the "Employment Agreement").  The Amendment amends certain provisions of the Employment Agreement, including the benefits available to Mr. Kalbfleisch if the Employment Agreement is terminated by the Company without Cause (as defined in the Employment Agreement) or by Mr. Kalbfleisch for Good Reason (as defined in the Employment Agreement and as amended by the Amendment). Additionally, the Amendment provides that as of the Closing, Mr. Kalbfleisch's Base Salary (as defined in the Employment Agreement) shall be reduced to $330,000 and his Target Bonus (as defined in the Employment Agreement) for 2026 and subsequent years shall be reduced to 90% of his Base Salary. The Amendment also provides (1) a cash bonus of $300,000 to Mr. Kalbfleisch if the Arrangement is consummated and Mr. Kalbfleisch remains employed with the Company at that time; and (2) provides a cash bonus of $1,095,000, subject to the performance of certain performance milestones set forth in the Amendment.  To the extent the Arrangement is not consummated, the Amendment shall be deemed null and void and of no further effect.

The foregoing description of the Amendment is qualified in its entirety by reference to the provided text of the form of the Amendment, which is filed hereto as Exhibit 10.2 and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of Sphere Common Shares, Sphere Preferred Shares and Replacement Equity to Cathedra securityholders pursuant to the Arrangement Agreement is incorporated by reference herein. The securities to be issued pursuant to the Arrangement Agreement will be issued in reliance upon Section 3(a)(10) of the Securities Act of 1933, as amended (the "Securities Act"), which exempts from the registration requirements of the Securities Act any securities that are issued in exchange for one or more bona fide outstanding securities where the terms and conditions of such issuance and exchange are approved, after a hearing upon the fairness of such terms and conditions at which all persons to whom it is proposed to issue securities in such exchange shall have the right to appear, by any court expressly authorized by law to grant such approval.

Item 7.01 Regulation FD Disclosure.

On March 5, 2026, Sphere and Cathedra jointly issued a press release in connection with the Arrangement.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 7.01, including the corresponding Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description of Exhibit
2.1*	Arrangement Agreement, dated as of March 5, 2026, by and among Sphere 3D Corp., S3D Acquisition Corp. and Cathedra Bitcoin Inc.
10.1	Form of Support Agreement.
10.2	Amendment No. 1 to Employment Agreement, dated as of March 5, 2026, by and among Kurt Kalbfleisch and Sphere 3D Corp.
99.1	Press Release, dated March 5, 2026, jointly issued by Sphere 3D Corp. and Cathedra Bitcoin Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain of the schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5).  Sphere agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission (the "SEC") upon its request.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to and does not constitute or form part of any offer to sell or subscribe for or any invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the proposed transaction described herein or otherwise.

Important Additional Information

In connection with the Arrangement, Sphere and Cathedra intend to file materials with the U.S. Securities and Exchange Commission (the "SEC") and on SEDAR+, as applicable.  Sphere intends to file a definitive proxy statement on Schedule 14A (the "Proxy Statement") with the SEC in connection with the solicitation of proxies to obtain Sphere Shareholder Approval, and Cathedra intends to file a notice of the Cathedra Shareholder Meeting and accompanying management information circular (the "Circular") with the TSX Venture Exchange ("TSXV") and on SEDAR+ in connection with the solicitation of proxies to obtain Cathedra Shareholder Approval of the Arrangement. After the Proxy Statement is cleared by the SEC, Sphere intends to mail a definitive Proxy Statement to the shareholders of Sphere. This communication is not a substitute for the Proxy Statement, the Circular or for any other document that Sphere or Cathedra may file with the SEC or on SEDAR+ and/or send to Sphere shareholders and/or Cathedra shareholders in connection with the Arrangement. INVESTORS AND SECURITY HOLDERS OF SPHERE AND CATHEDRA ARE URGED TO CAREFULLY AND THOROUGHLY READ THE PROXY STATEMENT AND THE CIRCULAR, RESPECTIVELY, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY SPHERE AND/OR CATHEDRA WITH THE SEC OR ON SEDAR+, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SPHERE, CATHEDRA, THE ARRANGEMENT, THE RISKS RELATED THERETO AND RELATED MATTERS.

Shareholders of Sphere and shareholders of Cathedra will be able to obtain free copies of the Proxy Statement and the Circular, as each may be amended from time to time, and other relevant documents filed by Sphere and/or Cathedra with the SEC or on SEDAR+ (when they become available) through the website maintained by the SEC at www.sec.gov or on SEDAR+ at www.sedarplus.ca, as applicable. Copies of documents filed with the SEC by Sphere will be available free of charge from Sphere's website at Sphere3D.com or investor.relations@sphere3d.com. Copies of documents filed with on SEDAR+ by Cathedra will be available free of charge from Cathedra's website at cathedra.com under the "Investors" tab or by contacting Cathedra's Investor Relations Department at ir@cathedra.com.

Participants in the Solicitation

Sphere, Cathedra and their respective directors and certain of their executive officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Sphere's shareholders and Cathedra's shareholders in connection with the Arrangement. Information regarding the executive officers and directors of Sphere is included in its definitive proxy statement for its 2025 annual meeting under the headings "Proposal No. 1 - Election of Directors", "Executive Officers", and "Executive Compensation", which was filed with the SEC on April 17, 2025 and is available at:  https://www.sec.gov/ix?doc=/Archives/edgar/data/1591956/000162828025018222/any-20250417.htm. Information regarding the directors and certain executive officers of Cathedra is included in its information circular and proxy statement for its 2025 annual meeting under the heading "Statement Concerning Executive Compensation", which was filed on SEDAR+ on November 4, 2025 and is available at https://cathedra.com/investors/annual-meetings/. Additional information regarding the persons who may be deemed participants and their direct and indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement, the Circular and other materials when they are filed with the SEC or on SEDAR+ in connection with the Arrangement. Free copies of these documents may be obtained as described in the paragraphs above.

Forward-Look Statements and Cautionary Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events, including the timing of the proposed transaction and other information related to the proposed transaction. In some cases, you can identify forward-looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these words or other similar terms or expressions. Expectations and beliefs regarding matters discussed herein may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected.  Forward-looking information includes but is not limited to information concerning: the intentions, plans and future actions of Sphere and Cathedra; the timing and anticipated completion of the Arrangement, and court and shareholder approvals for same; Sphere's and Cathedra's expectation to hold shareholder meetings to approve various items related to the Arrangement; the expected composition of the board of directors and management of Sphere after the Arrangement is completed; and timing of regulatory approvals for the Arrangement.  The forward-looking statements contained in this communication are also subject to other risks and uncertainties, including those more fully described in filings with the SEC, including Sphere's reports filed on Form 10-K, Form 10-Q and Form 8-K and in other filings made by Sphere with the SEC from time to time and available at www.sec.gov. These forward-looking statements are based on current expectations, which are subject to change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 11, 2026

SPHERE 3D CORP.

By:	/s/ Kurt Kalbfleisch
Kurt Kalbfleisch
Chief Executive Officer